                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                       Current Report Pursuant to Section 13 or
                         15(d) of The Securities Act of 1934



                  Date of Report (Date of earliest event reported):
                             June 1, 1998 (May 12, 1998)



                              RECYCLING INDUSTRIES, INC.
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                (Exact name of registrant as specified in its charter)


     Colorado                      0-20179             84-1103445
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     (State or other               (Commission         (I.R.S. Employer
     jurisdiction                  File Number)        Identification
     of incorporation)                                 Number)



                         9780 South Meridian Blvd., Suite 180
                              Englewood, Colorado  80112
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                 (Address of principal executive offices)  (Zip Code)


          Registrant's telephone number, including area code: (303) 790-7372


                                    Not Applicable
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            (Former name or former address, if changed since last report.)

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Item 5.  Other Events.


On various dates between May 12, 1998 and June 1, 1998, the Registrant issued the press releases attached hereto as Exhibit 99.1 through 99.7 (collectively, the "Press Releases"). The information contained in the such Press Releases are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.


(c)  EXHIBIT
     NUMBER    DESCRIPTION
     ----------------------

     99.1      Press Release of Registrant dated May 12, 1998.
     99.2      Press Release of Registrant dated May 14, 1998.
     99.3      Press Release of Registrant dated May 22, 1998.
     99.4      Press Release of Registrant dated May 26, 1998.
     99.5      Press Release of Registrant dated May 29, 1998.
     99.6      Press Release of Registrant dated June 1, 1998.
     99.7      Press Release of Registrant dated June 2, 1998.

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RECYCLING INDUSTRIES, INC.


                                             By /s/ Thomas J. Wiens
                                               --------------------
                                             Date June 1, 1998
                                                  -----------------
                                             Title Chairman
                                                   ----------------